SHAREHOLDER LETTER



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes through a diversified portfolio consisting primarily of municipal securities.(1)
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Franklin New York Tax-Free Income Fund's semiannual report, which covers the period ended November 30, 2001. During the six months under review, the U.S. economy's slowdown worsened as gross domestic product
(GDP) grew at just 0.3% annualized in second quarter 2001, contracted at a 1.3% annualized rate during the third quarter and appeared headed for further decline through the end of 2001.(2) By November, the National Bureau of Economic Research signaled that the country had been in a mild recession since March 2001. This closed the door on the nation's longest expansion in its economic history. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with employment opportunities, industrial production and both consumer and business spending falling substantially. In the wake of these events, business and consumer confidence plummeted to



CONTENTS


Shareholder Letter .................................................         1

Performance Summary ................................................        10

Special Feature: Making Sense of Dividends .........................        12

Municipal Bond Ratings .............................................        18

Financial Highlights & Statement of Investments ....................        21

Financial Statements ...............................................        37

Notes to Financial Statements ......................................        41



FUND CATEGORY
[PYRAMID GRAPHIC]



-------------

1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and ordinary income from accrued market discount, if any, are generally taxable.

2.    Source: Bureau of Economic Analysis, 11/30/01.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 25.

multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system, and the ensuing war clearly deepened the contraction.

The Federal Reserve Board (the Fed) took bold and appropriate steps to provide substantial liquidity and stimulus both before and after September 11, preventing further undesirable financial consequences for the global banking system, the securities industry and consumer and corporate borrowers alike. The Fed's aggressive expansionary monetary policy helped to offset some of the economic weakness and encourage consumer spending, a key component of GDP. Five interest rate reductions during the reporting period lowered the federal funds target rate from 4.0% at the beginning of the reporting period to 2.0% by November 30, 2001 -- a low not seen since 1961. Furthermore, inflation and energy costs also fell during the reporting period to levels substantially lower than they were a decade ago, adding scope to the Fed's monetary stimulus.

U.S. securities markets experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Investors' risk aversion increased and, by the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the quarter that included the crash of 1987. The fixed income marketplace, including municipal bonds, performed quite well, aided primarily by falling interest rates and rising investor demand for their perceived safety compared to stocks. Consequently, U.S. Treasuries were on track to beat the Standard & Poor's 500 Composite Index (S&P 500(R)) for a second straight year in 2001, which has not happened since 1982.(3)


"The fixed income marketplace, including municipal bonds, performed quite well, aided primarily by falling interest rates and rising investor demand. ..."


The bond market's progress during the reporting period was not a steady rise, however. Favorable military developments in Afghanistan, specific details about the recession and the possibility for gradual economic recovery came into focus during October and November, allowing equity markets to stage a tempered comeback. This caused yields to spike as optimistic investors sold bonds on some analysts' perceptions of an economic recovery as early as first quarter 2002 and an end to the Fed's unprecedented monetary easing cycle.

The 30-year Treasury bond's yield fell from 5.78% at the beginning of the period to 5.27% on November 30, 2001. At the same time, the 10-year Treasury note's yield also dropped, from 5.43% to 4.78%. Although municipal bond market yields also fell, municipals underperformed both the 10- and 30-year Treasuries. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, yielded 5.42% at the beginning of the reporting period, compared with 5.30% at period-end.(4) On October 31, the Fed's announcement to



-------------

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

4. Source: The Bond Buyer, 12/1/01. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

discontinue new issuance of 30-year debt exacerbated the already disconnected relationship between the long municipal market and the Treasury market, which resulted from the Fed's early-2000 introduction of its 30-year Treasury bond buyback program. Following the Halloween announcement, the 30-year Treasury bond's price rose over five points, its largest one-day point gain since the bond began trading on a regular basis; the 10-year Treasury note gained nearly one full point in response, while municipals increased marginally.


"During the past several years, New York has submitted budgets and demonstrated results that merited its high credit ratings. ..."


Predicting market cycles is very difficult, even for professional economists which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive their total return performance. We encourage you to discuss your financial goals with an investment professional who can address concerns about volatility, help you diversify your investments and keep you focused on the long term.

NEW YORK ECONOMIC UPDATE

During the past several years, New York has submitted budgets and demonstrated results that merited its high credit ratings. The state benefited from revenues that exceeded, and expenditures that were less than, originally budgeted numbers. Reserves accumulated through prudent financial planning, including tighter spending controls. The unforeseeable World Trade Center (WTC) attacks and the ensuing economic disruption will certainly test the state's improved financial management ability.

Before September 11, New York had already announced a series of operating cost containments, including a hiring freeze. Actual financial results typically outperformed the state's forecasts, demonstrating conservative financial practices. Looking at the budget prior to the WTC attacks, the state's general fund receipts anticipated a 5.8% increase from actual 2000-01 fiscal year results.(5) Expectations for personal income tax receipts reflected a 7.0% increase, while projections for sales tax collections showed a 1.6% increase.(5,
6)

By the end of the reporting period, the estimated impact of the September events changed projections to a 13.1% decline in personal income tax and a 5.8% decrease in sales tax revenue. However, actual and estimated coverage from total personal income tax and sales taxes still exceeds the state's expected debt obligations for fiscal year 2002.(6) According to the state's midyear financial report, declining consumer confidence, reduced corporate profits and reductions in the travel and tourism industries accounted for much of the weakened expectations. Fiscal year 2001's shortfall is projected to reach up to $3 billion, or 7% of current year general fund revenues; for fiscal year 2002, the estimate is $6 billion.(5, 7)

The tragic events on September 11 left an enduring scar on New York state, as well as the nation. Following the attacks, the federal government enacted legislation that should benefit the state, including the waiver of the 25% matching component typically associated with Federal Emergency Management Agency aid.


5. Source: Standard & Poor's, RatingsDirect, The State of the States, 10/18/01. This does not indicate Standard & Poor's rating of the Fund.

6.    Source: Moody's Investors Service, 11/6/01.

7.    Source: "Budget deep in the red," 11/15/01, www.timesunion.com.

CREDIT QUALITY BREAKDOWN*
Based on Total Long-Term Investments
11/30/01


[PIE CHART]

AAA                                46.5%
AA                                 35.6%
A                                  11.8%
BBB                                 4.3%
Below Investment Grade              1.8%

Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

Although the exact allocations are still being determined, a significant portion of the federal government's $20 billion appropriation will be for New York.(5) The inflow of insurance funds should also compensate for some of the state's financial losses.

New York remains home to the 10th largest economy in the world.(8) The past few years have shown the state's deep and diverse economic base improving steadily. A highly educated workforce, extensive infrastructure and world-class universities and colleges solidify the Empire State's economic strength. Standard & Poor's(R), an independent credit rating agency, maintained its AA rating for New York's general obligation (GO) bonds, reflecting a positive and stable outlook for the state.(5)

PORTFOLIO NOTES

Franklin New York Tax-Free Income Fund performed moderately well during the six-month reporting period as interest rates generally declined. Your Fund's Class A share price, as measured by net asset value, increased from $11.62 on May 31, 2001, to $11.68 on November 30, 2001. Generally speaking, the credits that were most directly impacted by the September 11 events were the Battery Park City Authority Revenue, airline-backed municipal bonds and Port Authority of New York and New Jersey Revenue. As of November 30, 2001, the Fund had limited exposure to these credits at 1.80%, 1.45% and 0.35% of total long-term investments, respectively. Although these issuers face challenges over the longer term, we do not expect any impact to the interest payments on these bonds for the short term. The Battery Park City Authority bonds are backed by


-------------

8. Source: "State of New York," 5/24/01, www.state.ny.us.

strong leases, insurance, financial reserves and multiple revenue sources that we believe will be favorable over the longer term. While airlines will benefit from some governmental aid, they also face the long-term challenges of drawing passengers to return to profitability. Deteriorating credit situations highlight the advantage of holding a professionally managed municipal bond fund, which offers a diversified portfolio of municipal bonds and thereby limits exposure to any single credit.

Additionally, the Fund offered an attractive tax-free yield given its overall credit quality.(1) The Performance Summary beginning on page 10 shows that at the end of the period under review, the Fund's Class A shares' distribution rate was 4.99%, based on an annualization of the 5.07 cent November dividend and the $12.20 maximum offering price per share on November 30, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and New York state and City income tax bracket of 45.49% would need to earn 9.15% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C and Advisor Class shares.

We maintained our disciplined investment approach during the period by purchasing bonds priced at a slight discount and with solid overall structure. We do not invest in derivative products or use leverage that will increase Fund share price volatility. As of November 30, 2001, no bonds in the Fund's portfolio were subject to the alternative minimum tax.



PORTFOLIO BREAKDOWN
11/30/01

                                                                  % OF TOTAL
                                                                    LONG-TERM
                                                                   INVESTMENTS
--------------------------------------------------------------------------------
Subject to Government Appropriations .................                 22.8%

Prerefunded ..........................................                 17.8%

Transportation .......................................                 13.6%

Hospital & Health Care ...............................                 11.2%

Utilities ............................................                 10.5%

Housing ..............................................                  7.8%

Other Revenue ........................................                  5.9%

Tax-Supported ........................................                  4.5%

Higher Education .....................................                  3.5%

General Obligation ...................................                  2.4%

DIVIDEND DISTRIBUTIONS
6/1/01 - 11/30/01

                                                 DIVIDEND PER SHARE
              ------------------------------------------------------------------
                                                                    ADVISOR
MONTH          CLASS A           CLASS B           CLASS C            CLASS
--------------------------------------------------------------------------------
June          5.07 cents        4.56 cents        4.55 cents          --

July          5.07 cents        4.56 cents        4.55 cents          --

August        5.07 cents        4.56 cents        4.55 cents          --

September     5.07 cents        4.51 cents        4.51 cents          --

October       5.07 cents        4.51 cents        4.51 cents          --

November      5.07 cents        4.51 cents        4.51 cents        5.15 cents
--------------------------------------------------------------------------------
TOTAL         30.42 CENTS       27.21 CENTS       27.18 CENTS       5.15 CENTS



We sought to take advantage of the period's market volatility to book tax losses, which can be used to offset future net capital gains, increasing the portfolio's tax efficiency and potentially lowering shareholders' future capital gains tax liabilities. Largely as a result, we do not anticipate that the Fund will distribute a capital gain this fiscal year. With generally declining interest rates and issuers taking the opportunity to refinance higher yielding debt, some of the Fund's higher coupon bonds were called, which negatively affected the Fund's income earnings and may affect future dividend distributions. Call risk is inherent with many bond funds, but our active portfolio management can help moderate such risk.

Going forward, we believe the municipal bond market's fundamentals continue to look favorable. Given municipal bonds' credit quality and the declining supply of 30-year Treasuries, we expect continuing demand strength from individual and institutional investors for long-term municipal bonds. With the economy's slipping further into recession, the pressure for the government to keep interest rates low should help sustain bond prices. As the financial markets stabilize and investors continue to realize the benefits of asset allocation, we believe municipal bond funds' appeal will increase as an attractive component of a well-balanced portfolio. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.



Sincerely,


/s/ Charles B. Johnson


Charles B. Johnson
Chairman
Franklin New York Tax-Free Income Fund




/s/ Sheila Amoroso


Sheila Amoroso





/s/ Rafael R. Costas Jr.


Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of November 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 11/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                                 CHANGE         11/30/01       5/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.06          $11.68        $11.62
DISTRIBUTIONS (6/1/01 - 11/30/01)
Dividend Income                          $0.3042

CLASS B                                  CHANGE         11/30/01       5/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.05          $11.66        $11.61
DISTRIBUTIONS (6/1/00 - 11/30/01)
Dividend Income                          $0.2721

CLASS C                                  CHANGE         11/30/01       5/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.06          $11.68        $11.62
DISTRIBUTIONS (6/1/00 - 11/30/01)
Dividend Income                          $0.2718

ADVISOR CLASS                            CHANGE         11/30/01       10/1/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.01          $11.69        $11.68
DISTRIBUTIONS (10/1/01 - 11/30/01)
Dividend Income                          $0.0515

PERFORMANCE

CLASS A                                  6-MONTH    1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.16%    +7.81%    +32.91%   +91.14%

Average Annual Total Return(2)            -1.26%    +3.21%     +4.94%    +6.23%

Avg. Ann. Total Return (12/31/01)(3)                +0.17%     +4.82%    +6.03%

Distribution Rate(4)                            4.99%

Taxable Equivalent Distribution Rate(5)         9.15%

30-Day Standardized Yield(6)                    3.74%

Taxable Equivalent Yield(5)                     6.86%

                                                                     INCEPTION
CLASS B                                    6-MONTH       1-YEAR       (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +2.79%        +7.23%       +12.19%

Average Annual Total Return(2)             -1.21%        +3.23%        +3.09%

Avg. Ann. Total Return (12/31/01)(3)                     +0.11%        +2.72%


Distribution Rate(4)                             4.64%

Taxable Equivalent Distribution Rate(5)          8.51%

30-Day Standardized Yield(6)                     3.36%

Taxable Equivalent Yield(5)                      6.16%

                                                                      INCEPTION
CLASS C                                   6-MONTH   1-YEAR   5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +2.88%   +7.31%    +29.24%   +44.26%

Average Annual Total Return(2)            +0.83%   +5.20%     +5.05%    +5.56%

Avg. Ann. Total Return (12/31/01)(3)               +2.11%     +4.93%    +5.35%

Distribution Rate(4)                             4.59%

Taxable Equivalent Distribution Rate(5)          8.42%

30-Day Standardized Yield(6)                     3.32%

Taxable Equivalent Yield(5)                      6.09%

ADVISOR CLASS(7)                         6-MONTH   1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +3.26%    +7.91%   +33.03%   +91.32%

Average Annual Total Return(2)            +3.26%    +7.91%    +5.87%    +6.70%

Avg. Ann. Total Return (12/31/01)(3)                +4.75%    +5.76%    +6.50%


Distribution Rate(4)                             5.29%

Taxable Equivalent Distribution Rate(5)          9.70%

30-Day Standardized Yield(6)                     4.00%

Taxable Equivalent Yield(5)                      7.34%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B and Advisor Class) per share on 11/30/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and New York state and City personal income tax bracket of 45.49%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/01.

7. Effective 10/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/30/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/1/01 (commencement of sales), the cumulative total return of Advisor Class shares was +0.52%.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

Q&A


SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.


             -----------------------------------------------------
             Not FDIC Insured - May Lose Value - No Bank Guarantee
             -----------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

   As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

   Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

   Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.


-----------------

*  Alternative minimum taxes may apply.


                       NOT PART OF THE SHAREHOLDER REPORT

Q. WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

   Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

   Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.


                       NOT PART OF THE SHAREHOLDER REPORT

Q. WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

   Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.


                       NOT PART OF THE SHAREHOLDER REPORT

Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5-3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


MONTHLY YIELDS OF BOND BUYER 40

[LINE GRAPH]

The following line graph tracks the monthly yields of the Bond Buyer 40 from 1/85 to 11/01.

          Date            Bond Buyer 40 Yields
         -------------------------------------
         Jan 85                 10.35%
         Feb 85                 10.20%
         Mar 85                 10.01%
         Apr 85                  9.50%
         May 85                  9.43%
         Jun 85                  9.40%
         Jul 85                  9.45%
         Aug 85                  9.80%
         Sep 85                  9.49%
         Oct 85                  9.24%
         Nov 85                  8.92%
         Dec 85                  8.48%
         Jan 86                  8.04%
         Feb 86                  7.82%
         Mar 86                  7.92%
         Apr 86                  8.14%
         May 86                  7.90%
         Jun 86                  7.96%
         Jul 86                  7.88%
         Aug 86                  7.41%
         Sep 86                  7.56%
         Oct 86                  7.36%
         Nov 86                  7.19%
         Dec 86                  7.18%
         Jan 87                  7.11%
         Feb 87                  7.05%
         Mar 87                  7.18%
         Apr 87                  8.10%
         May 87                  8.29%
         Jun 87                  8.19%
         Jul 87                  8.17%
         Aug 87                  8.16%
         Sep 87                  8.87%
         Oct 87                  8.72%
         Nov 87                  8.62%
         Dec 87                  8.40%
         Jan 88                  7.97%
         Feb 88                  7.85%
         Mar 88                  8.17%
         Apr 88                  8.17%
         May 88                  8.20%
         Jun 88                  8.04%
         Jul 88                  8.05%
         Aug 88                  8.11%
         Sep 88                  7.89%
         Oct 88                  7.73%
         Nov 88                  7.90%
         Dec 88                  7.74%
         Jan 89                  7.66%
         Feb 89                  7.73%
         Mar 89                  7.79%
         Apr 89                  7.58%
         May 89                  7.46%
         Jun 89                  7.29%
         Jul 89                  7.16%
         Aug 89                  7.36%
         Sep 89                  7.47%
         Oct 89                  7.38%
         Nov 89                  7.24%
         Dec 89                  7.25%
         Jan 90                  7.45%
         Feb 90                  7.40%
         Mar 90                  7.52%
         Apr 90                  7.74%
         May 90                  7.53%
         Jun 90                  7.50%
         Jul 90                  7.35%
         Aug 90                  7.64%
         Sep 90                  7.79%
         Oct 90                  7.71%
         Nov 90                  7.47%
         Dec 90                  7.47%
         Jan 91                  7.39%
         Feb 91                  7.36%
         Mar 91                  7.34%
         Apr 91                  7.26%
         May 91                  7.21%
         Jun 91                  7.21%
         Jul 91                  7.11%
         Aug 91                  6.97%
         Sep 91                  6.89%
         Oct 91                  6.85%
         Nov 91                  6.90%
         Dec 91                  6.66%
         Jan 92                  6.72%
         Feb 92                  6.76%
         Mar 92                  6.76%
         Apr 92                  6.74%
         May 92                  6.63%
         Jun 92                  6.49%
         Jul 92                  6.19%
         Aug 92                  6.35%
         Sep 92                  6.39%
         Oct 92                  6.68%
         Nov 92                  6.42%
         Dec 92                  6.39%
         Jan 93                  6.31%
         Feb 93                  6.01%
         Mar 93                  6.04%
         Apr 93                  5.96%
         May 93                  5.89%
         Jun 93                  5.76%
         Jul 93                  5.78%
         Aug 93                  5.60%
         Sep 93                  5.47%
         Oct 93                  5.48%
         Nov 93                  5.65%
         Dec 93                  5.52%
         Jan 94                  5.45%
         Feb 94                  5.77%
         Mar 94                  6.36%
         Apr 94                  6.37%
         May 94                  6.40%
         Jun 94                  6.47%
         Jul 94                  6.33%
         Aug 94                  6.36%
         Sep 94                  6.58%
         Oct 94                  6.85%
         Nov 94                  7.16%
         Dec 94                  6.92%
         Jan 95                  6.66%
         Feb 95                  6.42%
         Mar 95                  6.37%
         Apr 95                  6.35%
         May 95                  6.10%
         Jun 95                  6.28%
         Jul 95                  6.19%
         Aug 95                  6.11%
         Sep 95                  6.07%
         Oct 95                  5.91%
         Nov 95                  5.74%
         Dec 95                  5.56%
         Jan 96                  5.57%
         Feb 96                  5.71%
         Mar 96                  5.96%
         Apr 96                  6.05%
         May 96                  6.09%
         Jun 96                  6.01%
         Jul 96                  5.98%
         Aug 96                  6.02%
         Sep 96                  5.89%
         Oct 96                  5.83%
         Nov 96                  5.66%
         Dec 96                  5.72%
         Jan 97                  5.82%
         Feb 97                  5.76%
         Mar 97                  5.95%
         Apr 97                  5.89%
         May 97                  5.74%
         Jun 97                  5.69%
         Jul 97                  5.40%
         Aug 97                  5.55%
         Sep 97                  5.47%
         Oct 97                  5.40%
         Nov 97                  5.36%
         Dec 97                  5.25%
         Jan 98                  5.19%
         Feb 98                  5.24%
         Mar 98                  5.27%
         Apr 98                  5.39%
         May 98                  5.22%
         Jun 98                  5.22%
         Jul 98                  5.26%
         Aug 98                  5.11%
         Sep 98                  4.99%
         Oct 98                  5.13%
         Nov 98                  5.10%
         Dec 98                  5.16%
         Jan 99                  5.09%
         Feb 99                  5.17%
         Mar 99                  5.23%
         Apr 99                  5.28%
         May 99                  5.37%
         Jun 99                  5.55%
         Jul 99                  5.59%
         Aug 99                  5.78%
         Sep 99                  5.89%
         Oct 99                  6.08%
         Nov 99                  6.11%
         Dec 99                  6.22%
         Jan 00                  6.31%
         Feb 00                  6.17%
         Mar 00                  5.97%
         Apr 00                  6.00%
         May 00                  6.13%
         Jun 00                  5.91%
         Jul 00                  5.79%
         Aug 00                  5.72%
         Sep 00                  5.82%
         Oct 00                  5.74%
         Nov 00                  5.72%
         Dec 00                  5.47%
         Jan 01                  5.44%
         Feb 01                  5.40%
         Mar 01                  5.30%
         Apr 01                  5.49%
         May 01                  5.42%
        June 01                  5.38%
         Jul 01                  5.25%
         Aug 01                  5.12%
         Sep-01                  5.22%
         Oct-01                  5.20%
         Nov-01                  5.30%


Source: S&P Micropal (Bond Buyer 40, as of 11/30/01).
One cannot invest in an index; indexes are unmanaged.




16                     NOT PART OF THE SHAREHOLDER REPORT

Q. WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

   While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

   In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.




                                          [FRANKLIN TEMPLETON INVESTMENTS LOGO]
                                                       DIVQ INS 01/02


                       NOT PART OF THE SHAREHOLDER REPORT                     17

MUNICIPAL BOND RATINGS



MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights

                                                                                      CLASS A
                                                 -----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                         YEAR ENDED MAY 31,
                                                 NOVEMBER 30, 2001  ----------------------------------------------------------------
                                                    (UNAUDITED)        2001         2000          1999         1998         1997
                                                 -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $    11.62      $    11.06   $    11.91    $    12.08   $    11.66   $    11.46
                                                 -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................            .30             .62          .64           .64          .66          .68
 Net realized and unrealized gains (losses) ...            .06             .57         (.79)         (.08)         .45          .23
                                                 -----------------------------------------------------------------------------------
Total from investment operations ..............            .36            1.19         (.15)          .56         1.11          .91
                                                 -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.30)           (.63)        (.63)         (.64)        (.66)        (.68)
 Net realized gains ...........................             --              --         (.07)         (.09)        (.03)        (.03)
                                                 -----------------------------------------------------------------------------------
Total distributions ...........................           (.30)           (.63)        (.70)         (.73)        (.69)        (.71)
                                                 -----------------------------------------------------------------------------------
Net asset value, end of period ................     $    11.68      $    11.62   $    11.06    $    11.91   $    12.08   $    11.66
                                                 ===================================================================================

Total return(b) ...............................           3.16%          10.97%       (1.24)%        4.73%        9.83%        8.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $4,606,118      $4,483,909   $4,219,849    $4,847,001   $4,824,135   $4,704,745
Ratio to average net assets:
 Expenses .....................................            .59%(c)         .60%         .60%          .59%         .58%         .59%
 Net investment income ........................           5.09%(c)        5.39%        5.64%         5.30%        5.57%        5.87%
Portfolio turnover rate .......................           5.59%           7.83%       24.61%        13.34%       18.51%       11.18%






(a) Based on average shares outstanding effective year ended May 31, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                       See notes to financial statements.                     21

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                            CLASS B
                                                  ---------------------------------------------------------
                                                  SIX MONTHS ENDED               YEAR ENDED MAY 31,
                                                  NOVEMBER 30, 2001    ------------------------------------
                                                     (UNAUDITED)         2001         2000          1999(d)
                                                  ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........       $  11.61         $  11.04     $  11.89      $  12.06
                                                  ---------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................            .26              .55          .57           .77
 Net realized and unrealized gains (losses) ...            .06              .58         (.78)         (.70)
                                                  ---------------------------------------------------------
Total from investment operations ..............            .32             1.13         (.21)          .07
                                                  ---------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.27)            (.56)        (.57)         (.24)
 Net realized gains ...........................             --               --         (.07)           --
                                                  ---------------------------------------------------------
Total distributions ...........................           (.27)            (.56)        (.64)         (.24)
                                                  ---------------------------------------------------------
Net asset value, end of period ................       $  11.66         $  11.61     $  11.04      $  11.89
                                                  =========================================================

Total return(b) ...............................           2.79%           10.46%       (1.80)%         .62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $127,190         $ 87,697     $ 40,874      $ 19,059
Ratio to average net assets:
 Expenses .....................................           1.16%(c)         1.16%        1.17%         1.16%(c)
 Net investment income ........................           4.52%(c)         4.80%        5.08%         4.72%(c)
Portfolio turnover rate .......................           5.59%            7.83%       24.61%        13.34%





(a) Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period January 1, 1999 (effective date) to May 31, 1999.


22                     See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (continued)

                                                                                         CLASS C
                                                  ----------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                           YEAR ENDED MAY 31,
                                                  NOVEMBER 30, 2001   --------------------------------------------------------------
                                                     (UNAUDITED)          2001         2000          1999         1998        1997
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   11.62        $   11.06    $   11.91     $   12.07    $   11.65    $  11.45
                                                     ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .....................            .26              .55          .57           .62          .59         .63
 Net realized and unrealized gains (losses) ...            .07              .57         (.78)         (.12)         .45         .21
                                                     ------------------------------------------------------------------------------
Total from investment operations ..............            .33             1.12         (.21)          .50         1.04         .84
                                                     ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.27)            (.56)        (.57)         (.57)        (.59)       (.61)
 Net realized gains ...........................              -                -         (.07)         (.09)        (.03)       (.03)
                                                     ------------------------------------------------------------------------------

Total distributions ...........................           (.27)            (.56)        (.64)         (.66)        (.62)       (.64)
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ................      $   11.68        $   11.62    $   11.06     $   11.91    $   12.07    $  11.65
                                                     ==============================================================================
Total return(b) ...............................           2.88%           10.35%       (1.80)%        4.20%        9.20%       7.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $ 169,162        $ 146,824    $ 119,302     $ 139,756    $ 108,686    $ 74,195
Ratio to average net assets:
 Expenses .....................................           1.16%(c)         1.16%        1.17%         1.16%        1.16%       1.17%
 Net investment income ........................           4.52%(c)         4.82%        5.07%         4.73%        4.98%       5.30%
Portfolio turnover rate .......................           5.59%            7.83%       24.61%        13.34%       18.51%      11.18%





(a) Based on average shares outstanding effective year ended May 31, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized


                       See notes to financial statements.                     23

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Highlights (continued)


                                                        ADVISOR CLASS
                                                     --------------------
                                                     NOVEMBER 30, 2001(c)
                                                         (UNAUDITED)
                                                     --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........            $11.68
                                                     --------------------
Income from investment operations:
 Net investment income(a) .....................              0.10
 Net realized and unrealized loss .............             (0.04)
                                                     --------------------
Total from investment operations ..............              0.06
                                                     --------------------
Less distributions from net investment income .             (0.05)
                                                     --------------------
Net asset value, end of period ................            $11.69
                                                     ====================

Total return(b) ...............................               .52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............            $   10
Ratios to average net assets:
 Expenses .....................................               .51%(d)
 Net investment income ........................              5.12%(d)
Portfolio turnover rate .......................              5.59%








(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) For the period October 1, 2001 (effective date) to November 30, 2001.
(d) Annualized.


24                     See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.4%
   BONDS 95.9%
   Albany Housing Authority Limited Obligation Revenue, Refunding, 6.25%, 10/01/12 ................   $   5,250,000   $    5,678,715
   Albany IDA, Civic Facility Revenue,
     Albany Medical Center Project, 6.00%, 5/01/19 ................................................       1,270,000        1,189,253
     Albany Medical Center Project, 6.00%, 5/01/29 ................................................       1,460,000        1,294,246
     St. Rose Project, Series A, AMBAC Insured, 5.375%, 7/01/31 ...................................       2,750,000        2,800,545
   Albany Parking Authority Revenue,
     Refunding, Series A, 5.625%, 7/15/25 .........................................................       1,000,000        1,003,500
     Series A, 5.625%, 7/15/20 ....................................................................       1,250,000        1,263,350
   Amherst IDA, Civic Facility Revenue, University of Buffalo Foundation, Faculty Student Housing,
     Series A, AMBAC Insured, 5.125%, 8/01/20 .....................................................       1,410,000        1,412,975
     Series A, AMBAC Insured, 5.25%, 8/01/31 ......................................................       5,055,000        5,094,126
     Series B, AMBAC Insured, 5.625%, 8/01/20 .....................................................       1,690,000        1,772,033
     Series B, AMBAC Insured, 5.75%, 8/01/25 ......................................................       3,050,000        3,262,982
     Series B, AMBAC Insured, 5.75%, 8/01/30 ......................................................       3,440,000        3,665,526
     Series B, AMBAC Insured, 5.25%, 8/01/31 ......................................................       1,000,000        1,007,740
   Auburn IDA, MFR, Auburn Memorial Home, 6.50%, 2/01/34 ..........................................       5,460,000        5,707,939
   Batavia Housing Authority Mortgage Revenue, Washington Towers, Refunding, Series A,
     6.50%, 1/01/23 ...............................................................................       1,000,000        1,019,180
   Battery Park City Authority Revenue, Refunding, Series A, 5.80%, 11/01/22 ......................      68,795,000       69,724,420
   Bethany Retirement Home Inc. Mortgage Loan Revenue, FHA Insured, 7.50%, 2/01/34 ................       8,160,000        8,865,595
   Clinton County COP, Correctional Facilities Project, 8.125%, 8/01/17 ...........................       5,375,000        6,842,590
   Cortland County IDA, Civic Facility Revenue, Cortland Memorial Hospital Inc. Project,
     6.25%, 7/01/24 ...............................................................................       6,400,000        6,413,120
   Dutchess County IDA, Civic Facility Revenue, Vassar College Project, 5.35%, 9/01/40 ............      16,000,000       16,076,480
   Franklin County COP, Court House Redevelopment Project, 8.125%, 8/01/06 ........................       3,490,000        3,809,091
   Franklin County IDA, Lease Revenue, County Correctional Facility Project, Pre-Refunded,
     6.75%, 11/01/12 ..............................................................................       4,790,000        4,956,788
   Geneva IDA, Civic Facilities Revenue, Colleges of the Seneca Project, AMBAC Insured,
     5.00%, 9/01/21 ...............................................................................       2,835,000        2,799,761
     5.125%, 9/01/31 ..............................................................................       5,045,000        5,002,723
   Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ......................................       5,385,000        5,547,304
   Guam Power Authority Revenue, Series A, Pre-Refunded,
     6.625%, 10/01/14 .............................................................................       2,900,000        3,277,116
     6.75%, 10/01/24 ..............................................................................      25,500,000       28,902,210
   Hamilton Elderly Housing Corp. Mortgage Revenue, Hamilton Apartments Project,
     11.25%, 1/01/15 ..............................................................................       1,215,000        1,236,858
   Ilion Elderly Housing Corp. Mortgage Revenue, Section 8 Housing Assistance Revenue,
     7.25%, 7/01/09 ...............................................................................       1,530,000        1,556,561
   Long Island Power Authority Electric System Revenue,
     MBIA Insured, 5.75%, 12/01/24 ................................................................      15,060,000       15,899,896
     Refunding, Series A, 5.75%, 12/01/24 .........................................................      15,000,000       15,548,550
     Refunding, Series A, 5.25%, 12/01/26 .........................................................       5,000,000        5,037,400
     Series A, 5.50%, 12/01/29 ....................................................................      17,065,000       17,248,961
     Series A, FSA Insured, 5.00%, 12/01/18 .......................................................      10,000,000       10,020,500
     Series A, FSA Insured, 5.125%, 12/01/22 ......................................................      28,210,000       28,084,183
     Series A, MBIA Insured, 5.25%, 12/01/26 ......................................................       9,000,000        9,067,320
   Middleburg Central School District GO, FGIC Insured,
     4.60%, 8/15/17 ...............................................................................       1,045,000        1,023,201
     4.625%, 8/15/18 ..............................................................................       1,155,000        1,121,551
     4.625%, 8/15/19 ..............................................................................       1,210,000        1,166,682
     4.75%, 8/15/20 ...............................................................................       1,270,000        1,234,643
     4.75%, 8/15/21 ...............................................................................       1,330,000        1,283,703

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Monroe County IDAR, Civic Facilities, De Paul Community Facilities, 6.50%, 2/01/24 .............   $   1,285,000   $    1,355,855
   Monroe County Water Authority Water Revenue,
     5.15%, 8/01/22 ...............................................................................       1,000,000        1,004,820
     5.25%, 8/01/36 ...............................................................................       2,250,000        2,258,955
   MTA Commuter Facilities Revenue,
     Series 8, 5.50%, 7/01/21 .....................................................................       5,000,000        5,120,950
     Series A, 6.00%, 7/01/24 .....................................................................       5,575,000        5,919,033
     Series A, 5.25%, 7/01/28 .....................................................................      18,300,000       18,195,324
     Series A, 6.125%, 7/01/29 ....................................................................       9,625,000       10,269,009
     Series A, FGIC Insured, 5.25%, 7/01/28 .......................................................       8,655,000        8,743,887
     Series A, MBIA Insured, 5.625%, 7/01/27 ......................................................      10,000,000       10,319,600
     Series A, Pre-Refunded, 6.50%, 7/01/24 .......................................................      35,620,000       39,582,369
     Series C-1, FGIC Insured, 5.375%, 7/01/27 ....................................................      19,100,000       19,425,655
     Series R, 5.50%, 7/01/17 .....................................................................       2,000,000        2,080,060
   MTA New York Dedicated Tax Fund Revenue, Series A,
     FGIC Insured, 6.00%, 4/01/30 .................................................................      27,260,000       29,519,309
  (b)FGIC Insured, 5.00%, 11/15/31 ................................................................      23,750,000       23,137,725
     FSA Insured, 5.00%, 4/01/29 ..................................................................      25,800,000       25,308,252
     MBIA Insured, 5.25%, 4/01/26 .................................................................      20,500,000       20,721,810
   MTA Service Contract Revenue,
     Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 .....................................      17,470,000       17,894,696
     Commuter Facilities, Refunding, Series 5, 6.00%, 7/01/18 .....................................       2,740,000        2,750,796
     Commuter Facilities, Refunding, Series N, 7.125%, 7/01/09 ....................................      24,160,000       25,239,469
     Commuter Facilities, Series 5, 7.00%, 7/01/12 ................................................      31,605,000       32,398,286
     Transit Facilities, Refunding, Series 5, 7.00%, 7/01/12 ......................................      30,935,000       31,711,469
     Transit Facilities, Refunding, Series 5, 6.50%, 7/01/16 ......................................      40,495,000       41,479,433
     Transit Facilities, Refunding, Series 5, 6.00%, 7/01/18 ......................................       7,725,000        7,755,437
     Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 .....................................      12,625,000       13,189,085
   MTA Transit Facilities Revenue, Series A,
     6.00%, 7/01/24 ...............................................................................       7,000,000        7,431,970
     5.625%, 7/01/27 ..............................................................................      14,440,000       14,828,580
     6.125%, 7/01/29 ..............................................................................      11,595,000       12,370,821
     FSA Insured, 5.50%, 7/01/22 ..................................................................      16,170,000       16,530,591
     FSA Insured, Pre-Refunded, 6.10%, 7/01/21 ....................................................      15,000,000       17,144,100
     MBIA Insured, 5.625%, 7/01/25 ................................................................       8,000,000        8,270,880
   Nassau County Tobacco Settlement Corp., Asset Backed, Series A, 6.50%, 7/15/27 .................      25,000,000       26,677,000
   Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
     5.75%, 8/01/29 ...............................................................................      36,040,000       37,946,516
   New Rochelle Municipal Housing Authority Revenue, Series A, 5.55%, 12/01/14 ....................       6,090,000        6,202,117
   New York City GO,
     Pre-Refunded, 7.00%, 2/01/17 .................................................................       6,500,000        6,649,240
     Refunding, Series A, FSA Insured, 6.00%, 5/15/30 .............................................       6,250,000        6,726,188
     Refunding, Series F, 5.875%, 8/01/24 .........................................................       7,000,000        7,250,460
     Refunding, Series H, 6.125%, 8/01/25 .........................................................       5,000,000        5,298,900
     Series 1992, Rite 1, Pre-Refunded, 7.00%, 10/01/11 ...........................................      12,750,000       13,471,268
     Series A, 7.75%, 8/15/14 .....................................................................         135,000          138,264
     Series A, 6.25%, 8/01/17 .....................................................................       2,675,000        2,937,605
     Series A-1, 6.625%, 8/01/25 ..................................................................      13,360,000       14,622,921

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   New York City GO, (cont.)
     Series A-1, Pre-Refunded, 6.625%, 8/01/25 ....................................................   $   3,640,000   $    4,153,313
     Series B, 7.00%, 2/01/18 .....................................................................       1,245,000        1,271,419
     Series B, Pre-Refunded, 7.75%, 2/01/10 .......................................................       2,000,000        2,048,220
     Series B, Pre-Refunded, 7.75%, 2/01/11 .......................................................       5,000,000        5,120,550
     Series B, Pre-Refunded, 7.75%, 2/01/12 .......................................................         500,000          512,055
     Series B, Pre-Refunded, 7.75%, 2/01/13 .......................................................       1,875,000        1,920,206
     Series B, Pre-Refunded, 7.75%, 2/01/14 .......................................................      10,950,000       11,214,005
     Series B, Pre-Refunded, 7.75%, 2/01/15 .......................................................      22,610,000       23,155,127
     Series B, Pre-Refunded, 6.75%, 10/01/15 ......................................................       1,500,000        1,582,455
     Series B, Pre-Refunded, 7.00%, 2/01/18 .......................................................         240,000          245,510
     Series B, Pre-Refunded, 6.00%, 8/15/26 .......................................................         915,000        1,038,488
     Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 .......................................       2,000,000        2,247,800
     Series B, Sub Series B-1, Pre-Refunded, 7.50%, 8/15/20 .......................................      10,000,000       11,354,200
     Series C, 7.00%, 2/01/12 .....................................................................         705,000          709,413
     Series C, Sub Series C-1, 7.00%, 8/01/16 .....................................................          10,000           10,413
     Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 .......................................       4,490,000        4,707,900
     Series D, 8.00%, 8/01/17 .....................................................................           5,000            5,114
     Series D, 7.50%, 2/01/18 .....................................................................          40,000           40,880
     Series D, 5.125%, 8/01/19 ....................................................................       1,985,000        1,952,049
     Series D, 5.25%, 8/01/21 .....................................................................      14,500,000       14,376,170
     Series D, FGIC Insured, 5.25%, 8/01/21 .......................................................       5,355,000        5,394,895
     Series D, Pre-Refunded, 7.50%, 2/01/18 .......................................................         160,000          163,797
     Series F, Pre-Refunded, 6.625%, 2/15/25 ......................................................      11,240,000       12,647,248
     Series G, 6.00%, 10/15/26 ....................................................................       9,815,000       10,319,884
     Series G, Pre-Refunded, 6.00%, 10/15/26 ......................................................          85,000           97,300
     Series H, 7.20%, 2/01/15 .....................................................................           5,000            5,108
     Series H, 7.00%, 2/01/16 .....................................................................         300,000          306,366
     Series H, 7.00%, 2/01/18 .....................................................................         160,000          163,395
     Series H, FSA Insured, 5.375%, 8/01/27 .......................................................       8,510,000        8,570,847
     Series H, MBIA Insured, 5.125%, 8/01/25 ......................................................       4,000,000        3,975,320
     Series H, Pre-Refunded, 7.20%, 2/01/13 .......................................................      10,000,000       10,231,800
     Series H, Pre-Refunded, 7.20%, 2/01/14 .......................................................       4,000,000        4,092,720
     Series H, Pre-Refunded, 7.20%, 2/01/15 .......................................................       4,595,000        4,701,926
     Series H, Pre-Refunded, 7.00%, 2/01/16 .......................................................       2,200,000        2,250,336
     Series H, Pre-Refunded, 7.00%, 2/01/18 .......................................................       4,065,000        4,158,332
     Series I, 6.25%, 4/15/27 .....................................................................       4,430,000        4,695,534
     Series I, Pre-Refunded, 6.25%, 4/15/27 .......................................................       5,070,000        5,812,096
     Series K, Pre-Refunded, 6.25%, 4/01/26 .......................................................       9,000,000       10,244,520
   New York City HDC, MFMR,
     Refunding, Series A, FHA Insured, 6.55%, 10/01/15 ............................................      19,450,000       20,196,297
     Series A, FHA Insured, 6.55%, 4/01/18 ........................................................      10,000,000       10,362,800
     Series A, FHA Insured, 6.60%, 4/01/30 ........................................................      51,500,000       53,287,565
   New York City Health and Hospital Corp. Revenue, Series A, Pre-Refunded, 6.30%, 2/15/20 ........      34,635,000       36,952,082
   New York City IDA, Civic Facility Revenue,
     College of New Rochelle, 5.80%, 9/01/26 ......................................................       1,500,000        1,528,860
     The Lighthouse Inc. Project, Pre-Refunded, 6.50%, 7/01/22 ....................................       8,000,000        8,366,560
     New York Blood Center Inc. Project, Pre-Refunded, 7.20%, 5/01/12 .............................       4,000,000        4,420,320

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   New York City IDA, Civic Facility Revenue, (cont.)
     New York Blood Center Inc. Project, Pre-Refunded, 7.25%, 5/01/22 .............................   $   7,000,000   $    7,752,290
     New York University Project, AMBAC Insured, 5.00%, 7/01/31 ...................................       8,000,000        7,818,480
     (b)Staten Island University Hospital Project, Series A, 6.375%, 7/01/31 ......................       4,000,000        3,976,040
   New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Refunding, Series E, MBIA Insured, 5.00%, 6/15/26 ............................................      23,780,000       23,318,430
     Refunding, Series E, MBIA Insured, 5.125%, 6/15/31 ...........................................      34,175,000       33,891,689
     Series A, 5.75%, 6/15/30 .....................................................................      41,190,000       43,276,274
     Series A, 5.25%, 6/15/33 .....................................................................       7,000,000        7,015,470
     Series A, FGIC Insured, 5.75%, 6/15/31 .......................................................      19,315,000       20,512,723
     Series A, FGIC Insured, 5.50%, 6/15/32 .......................................................      11,655,000       12,021,550
     Series B, 5.00%, 6/15/26 .....................................................................      25,000,000       24,311,000
     Series B, 5.75%, 6/15/26 .....................................................................      24,455,000       25,493,115
     Series B, 5.875%, 6/15/26 ....................................................................       8,750,000        9,699,550
     Series B, 6.10%, 6/15/31 .....................................................................      21,005,000       24,085,593
     Series B, 6.00%, 6/15/33 .....................................................................       6,040,000        6,882,822
     Series B, FGIC Insured, 5.125%, 6/15/30 ......................................................       4,000,000        3,967,320
     Series B, MBIA Insured, 5.50%, 6/15/27 .......................................................      32,620,000       33,536,622
     Series B, Pre-Refunded, 6.375%, 6/15/22 ......................................................      20,000,000       20,676,400
     Series B, Pre-Refunded, 5.875%, 6/15/26 ......................................................       1,500,000        1,685,580
     Series B, Pre-Refunded, 6.10%, 6/15/31 .......................................................       3,995,000        4,659,289
     Series B, Pre-Refunded, 6.00%, 6/15/33 .......................................................      10,260,000       11,892,161
   New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Refunding, Series C, 5.50%, 11/01/29 .........................................................      13,660,000       14,051,769
     Refunding, Series C-A, 5.50%, 11/01/24 .......................................................      16,800,000       17,336,592
     Series A, 5.125%, 8/15/21 ....................................................................      14,935,000       14,851,364
     Series A, 5.625%, 2/15/26 ....................................................................      20,000,000       20,792,800
     Series A, 5.00%, 8/15/27 .....................................................................      26,915,000       25,969,745
     Series A, 6.00%, 8/15/29 .....................................................................      29,000,000       31,106,270
     Series A, 5.25%, 5/01/31 .....................................................................      27,005,000       27,063,331
     Series A, FGIC Insured, 5.00%, 5/01/28 .......................................................      16,065,000       15,650,684
     Series B, 6.00%, 11/15/29 ....................................................................      15,000,000       16,164,300
     Series C, 5.50%, 5/01/25 .....................................................................      10,000,000       10,280,300
     Series C, 5.00%, 5/01/26 .....................................................................       4,000,000        3,868,440
     Series C, 5.00%, 5/01/29 .....................................................................      13,870,000       13,348,904
     Series C, MBIA Insured, 4.75%, 5/01/23 .......................................................      12,925,000       12,210,506
     Series C, MBIA Insured, 5.00%, 5/01/29 .......................................................       3,635,000        3,498,433
   New York City Transportation Authority MTA, Triborough COP, Series A, AMBAC Insured,
     5.25%, 1/01/29 ...............................................................................      79,840,000       80,351,774
   New York IDAR, Package, Royal Charter Properties Inc., FSA Insured, 5.25%, 12/15/32 ............       1,525,000        1,529,026
   New York State Commissioner General Services People of the State of New York Certificate of
    Lease Assignment,
     5.70%, 3/01/29 ...............................................................................      75,566,057       73,521,995
     5.75%, 3/01/29 ...............................................................................      36,831,298       36,230,211
   New York State COP, Hanson Redevelopment Project, 8.375%, 5/01/08 ..............................      18,045,000       21,024,230
   New York State Dormitory Authority Lease Revenue,
     Court Facilities, 6.00%, 5/15/39 .............................................................      58,245,000       62,184,109
     State University Dormitory Facilities, Series A, 6.00%, 7/01/30 ..............................       5,750,000        6,238,750
     State University Dormitory Facilities, Series B, MBIA Insured, 5.125%, 7/01/28 ...............       4,800,000        4,775,664
     State University Dormitory Facilities, Series C, MBIA Insured, 5.50%, 7/01/19 ................       5,090,000        5,316,352
     State University Dormitory Facilities, Series C, MBIA Insured, 5.50%, 7/01/29 ................       9,250,000        9,534,160

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   New York State Dormitory Authority Revenue,
     Bishop Henry B. Hucles Nursing Home, 6.00%, 7/01/24 ..........................................   $   2,545,000   $    2,645,528
     Buena Vida Nursing Home, Series A, 5.25%, 7/01/28 ............................................       4,730,000        4,696,275
     City University Consolidated, FGIC Insured, 5.25%, 7/01/25 ...................................       4,100,000        4,147,806
     City University Consolidated, Refunding, FGIC Insured, 5.375%, 7/01/24 .......................      14,300,000       14,538,095
     City University System Consolidated, Second General, Refunding, Series A, 6.00%, 7/01/17 .....      10,215,000       11,101,458
     City University System Consolidated, Series 1, MBIA Insured, 5.125%, 7/01/27 .................       6,680,000        6,646,734
     City University System Consolidated, Series C, 7.50%, 7/01/10 ................................      14,900,000       17,597,347
     City University System Consolidated, Series D, 7.00%, 7/01/09 ................................       3,430,000        3,899,533
     City University System Consolidated, Fourth Generation, Series A, FGIC Insured, 5.25%, 7/01/30      16,605,000       16,706,789
  (b)City University System Consolidated, Fourth General, Series A, 5.25%, 7/01/31 ................      12,000,000       11,835,000
     City University System Consolidated, Third General, Refunding, Series A, 6.00%, 7/01/16 ......      23,185,000       25,319,179
     City University System Consolidated, Third General, Series 1, FSA Insured, 5.50%, 7/01/29 ....      38,375,000       39,553,880
     City University System, FSA Insured, 5.375%, 7/01/24 .........................................       5,000,000        5,086,550
     City University System, Refunding, Series U, 6.375%, 7/01/08 .................................       1,140,000        1,185,782
     City University System, Series 2, 6.00%, 7/01/26 .............................................       6,020,000        6,508,222
     City University System, Series U, Pre-Refunded, 6.375%, 7/01/08 ..............................       1,745,000        1,824,240
     City University System, Series U, Pre-Refunded, 6.70%, 7/01/09 ...............................       5,405,000        5,660,386
     City University System, Third General, 6.00%, 7/01/20 ........................................      13,000,000       14,167,400
     City University System, Third General, Residence 2, 6.20%, 7/01/22 ...........................       8,565,000        9,363,429
     City University System, Third General, Residence 2, Pre-Refunded, 6.20%, 7/01/22 .............      19,990,000       22,885,751
     City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 ................      11,300,000       12,841,433
     Concord Nursing Home Inc., 6.50%, 7/01/29 ....................................................       2,500,000        2,713,175
     Department of Health, 6.625%, 7/01/15 ........................................................         760,000          847,058
     Department of Health, 6.20%, 7/01/17 .........................................................       7,650,000        8,279,748
     Department of Health, Pre-Refunded, 6.625%, 7/01/15 ..........................................       4,595,000        5,254,658
     Department of Health, Rosewell Park Cancer Center, Pre-Refunded, 6.625%, 7/01/24 .............       9,175,000       10,526,019
     Genessee Valley, Series A, FHA Insured, 6.90%, 2/01/32 .......................................       2,355,000        2,412,062
     Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ...............       5,000,000        5,142,150
     Heritage House Nursing Center, 7.00%, 8/01/31 ................................................       2,270,000        2,330,291
     The Highlands Living, FHA Insured, 6.60%, 2/01/34 ............................................       3,610,000        3,843,820
     Interfaith Medical Center, Series D, 5.40%, 2/15/28 ..........................................      14,000,000       14,165,060
     Ithaca College, AMBAC Insured, 5.25%, 7/01/26 ................................................       2,000,000        2,021,080
     Long Island University, Asset Guaranteed, 5.125%, 9/01/23 ....................................       1,800,000        1,757,214
     Long Island University, Asset Guaranteed, 5.25%, 9/01/28 .....................................       1,500,000        1,489,215
     Long Island University, Pre-Refunded, 6.25%, 9/01/23 .........................................       5,495,000        6,251,716
     Manhattan College, Pre-Refunded, 6.50%, 7/01/19 ..............................................      19,390,000       20,290,084
     Mental Health Services Facilities Improvement, Series B, MBIA Insured, 6.00%, 2/15/25 ........       6,100,000        6,633,689
     Mental Health Services Facilities Improvement, Series B, MBIA Insured, 6.00%, 2/15/30 ........       4,865,000        5,242,621
     Mental Health Services Facilities Improvement, Series D, 5.00%, 8/15/17 ......................      23,000,000       22,948,710
     Mental Health Services Facilities Improvement, Series D, FSA Insured, 5.50%, 2/15/21 .........       1,135,000        1,170,491
     Mental Health Services Facilities Improvement, Series D, FSA Insured, 5.50%, 8/15/21 .........       2,315,000        2,387,390
     Mental Health Services Facilities Improvement, Series D, FSA Insured, 5.25%, 8/15/30 .........       5,000,000        5,030,800
     Mental Health Services Facilities, Refunding, 6.00%, 8/15/21 .................................       1,785,000        1,903,399
     Mental Health Services Facilities, Series A, 5.75%, 8/15/22 ..................................       1,390,000        1,442,876
     Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ..................................       9,370,000        9,697,950
     Mental Health Services, Series B, 5.75%, 8/15/12 .............................................       2,155,000        2,321,969
     Mental Health Services, Series B, Pre-Refunded, 5.75%, 8/15/12 ...............................          10,000           11,222

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   New York State Dormitory Authority Revenue, (cont.)
     New School University, MBIA Insured, 5.00%, 7/01/31 ..........................................   $   2,500,000   $    2,432,175
     New York Hospital Medical Center, AMBAC Insured, 5.60%, 2/15/39 ..............................       5,000,000        5,131,200
     New York Medical College, Asset Guaranteed, Pre-Refunded, 6.875%, 7/01/21 ....................       5,375,000        5,632,731
     New York University, Series 2, AMBAC Insured, 5.00%, 7/01/26 .................................       3,500,000        3,436,720
     New York University, Series 2, AMBAC Insured, 5.00%, 7/01/31 .................................       5,000,000        4,864,350
     Nursing Home, Arden Hill, FHA Insured, 5.85%, 8/01/26 ........................................       4,615,000        4,807,999
     Nursing Home, Center for Nursing, FHA Insured, 5.55%, 8/01/37 ................................       8,435,000        8,579,239
     Nursing Home, St. John's Health Care Corp., Refunding, FHA Insured, 6.25%, 2/01/36 ...........      34,265,000       36,436,373
     Nursing Home, Wesley Garden, FHA Insured, 6.125%, 8/01/35 ....................................       2,000,000        2,110,840
     Nyack Hospital, 6.25%, 7/01/13 ...............................................................       3,000,000        2,664,180
     Our Lady of Mercy, Mortgage Revenue, FHA Insured, 6.30%, 8/01/32 .............................       5,780,000        6,025,303
     Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 .....................................       2,000,000        2,124,580
     Second Hospital, St. Clare's Hospital, Series B, 5.40%, 2/15/25 ..............................       6,500,000        6,598,280
     St. Agnes Hospital, Series A, 5.40%, 2/15/25 .................................................       2,000,000        2,030,240
     St. Francis Hospital, Series A, MBIA Insured, 5.50%, 7/01/29 .................................       1,000,000        1,023,110
     St. Johns University, MBIA Insured, 5.25%, 7/01/25 ...........................................       5,770,000        5,837,278
     St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/25 .................................       5,310,000        5,382,906
     St. Lukes Home Residential Health, Series A, FHA Insured, 6.375%, 8/01/35 ....................       5,200,000        5,535,192
     State Rehabilitation Association, Series A, AMBAC Insured, 5.00%, 7/01/23 ....................       1,725,000        1,704,749
     State University Adult Facility, Series B, 5.375%, 5/15/23 ...................................       7,000,000        7,080,640
     State University Educational Facilities, 5.75%, 5/15/16 ......................................       3,000,000        3,156,270
     State University Educational Facilities, 5.125%, 5/15/21 .....................................      15,000,000       14,881,050
     State University Educational Facilities, Refunding, 5.00%, 5/15/17 ...........................       3,600,000        3,604,320
     State University Educational Facilities, Series A, MBIA Insured, 4.75%, 5/15/25 ..............      20,450,000       19,290,076
     Upstate Community Colleges, Series A, 5.00%, 7/01/19 .........................................       7,230,000        7,146,494
     Upstate Community Colleges, Series A, 6.00%, 7/01/22 .........................................       7,000,000        7,485,170
     Upstate Community Colleges, Series A, 5.00%, 7/01/28 .........................................      25,675,000       24,688,823
     Upstate Community Colleges, Series A, Pre-Refunded, 6.125%, 7/01/27 ..........................      11,845,000       13,660,365
     W.K. Nursing Home Corp, FHA Insured, 6.05%, 2/01/26 ..........................................       6,800,000        7,105,592
   New York State Energy Research and Development Authority Electric Facilities Revenue,
     Consolidated Edison Project, Refunding, Series A, 6.10%, 8/15/20 .............................      11,820,000       12,562,178
   New York State Energy Research and Development Authority PCR, Niagara Mohawk Power Project,
     Refunding, Series A, AMBAC Insured, 5.15%, 11/01/25 ..........................................       7,000,000        7,014,490
   New York State Environmental Facilities Corp. PCR, State Water, Series E,
     6.875%, 6/15/14 ..............................................................................       1,190,000        1,307,560
     Pre-Refunded, 6.875%, 6/15/14 ................................................................       1,810,000        2,024,956
   New York State Environmental Facilities Corp. Special Obligation, Riverbank State Park,
    Pre-Refunded,
     7.25%, 4/01/07 ...............................................................................       4,000,000        4,149,080
     7.25%, 4/01/12 ...............................................................................       4,300,000        4,460,261
     7.375%, 4/01/22 ..............................................................................       5,000,000        5,188,350
   New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
    Revolving Funds,
     Pooled Financing, Series B, 5.25%, 5/15/31 ...................................................       9,595,000        9,658,615
     Series C, 5.25%, 6/15/31 .....................................................................      37,600,000       37,907,944
   New York State Government Assistance Corp., Refunding, Series B, MBIA Insured, 4.875%, 4/01/20 .       4,080,000        4,004,602
   New York State HFA, Service Contract Obligation Revenue,
     6.375%, 9/15/15 ..............................................................................         570,000          632,113
     Refunding, Series C, 6.125%, 3/15/20 .........................................................      91,910,000       98,418,147

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   New York State HFA, Service Contract Obligation Revenue, (cont.)
     Refunding, Series C, 6.00%, 9/15/21 ..........................................................   $  19,310,000   $   20,614,970
     Series A, 5.50%, 9/15/22 .....................................................................       3,000,000        3,021,150
     Series A, 6.50%, 3/15/24 .....................................................................         330,000          362,515
     Series A, 6.50%, 3/15/25 .....................................................................         860,000          950,395
     Series A, 6.00%, 3/15/26 .....................................................................      16,725,000       18,122,039
     Series A, Pre-Refunded, 7.25%, 9/15/12 .......................................................       2,375,000        2,457,840
     Series A, Pre-Refunded, 6.375%, 9/15/15 ......................................................       4,430,000        5,113,283
     Series A, Pre-Refunded, 6.50%, 3/15/24 .......................................................      28,000,000       31,452,120
     Series A, Pre-Refunded, 6.50%, 3/15/25 .......................................................      10,410,000       11,968,585
     Series C, 6.30%, 3/15/22 .....................................................................       1,985,000        2,078,255
     Series C, 5.50%, 3/15/25 .....................................................................      17,015,000       17,296,088
     Series C, Pre-Refunded, 6.30%, 9/15/12 .......................................................         310,000          326,830
     Series C, Pre-Refunded, 6.125%, 3/15/20 ......................................................       7,850,000        8,527,769
   New York State HFAR,
     Children's Rescue Fund Housing, Series A, 7.625%, 5/01/18 ....................................       5,285,000        5,420,772
     Health Facilities of New York City, Refunding, Series A, 6.00%, 11/01/08 .....................       2,400,000        2,641,704
     Health Facilities of New York City, Series A, 6.00%, 5/01/07 .................................      11,200,000       12,400,192
     Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ..................      25,650,000       27,555,282
     Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 .................      31,145,000       33,450,353
     MFHR, Second Mortgage, Series A, 7.00%, 8/15/23 ..............................................       4,215,000        4,308,109
     MFHR, Second Mortgage, Series C, 6.60%, 8/15/27 ..............................................       5,500,000        5,751,955
     MFHR, Second Mortgage, Series D, 6.25%, 8/15/23 ..............................................       2,500,000        2,568,300
     MFHR, Second Mortgage, Series E, 6.75%, 8/15/25 ..............................................       6,600,000        6,805,722
     MFMR, Refunding, Series C, FHA Insured, 6.45%, 8/15/14 .......................................       1,000,000        1,030,960
     MFMR, Series A, FHA Insured, 7.00%, 8/15/22 ..................................................       4,885,000        5,050,260
     MFMR, Series A, FHA Insured, 7.10%, 8/15/35 ..................................................       8,630,000        8,820,550
     MFMR, Series B, AMBAC Insured, 6.25%, 8/15/14 ................................................       2,715,000        2,857,402
     MFMR, Series B, AMBAC Insured, 6.35%, 8/15/23 ................................................      33,960,000       35,614,871
     MFMR, Series B, FHA Insured, 8.50%, 5/15/28 ..................................................      12,575,000       12,653,971
     MFMR, Series C, FHA Insured, 6.50%, 8/15/24 ..................................................       6,870,000        7,070,192
   New York State Local Government Assistance Corp., Series A, 6.00%, 4/01/24 .....................      11,200,000       12,097,008
   New York State Medical Care Facilities Finance Agency Revenue,
     Beth Israel Medical Center Project, Refunding, Series A, 7.20%, 11/01/14 .....................       9,145,000        8,520,214
     Hospital and Nursing Home, Methodist Medical Center, Series A, FHA Insured, Pre-Refunded,
       6.70%, 8/15/23 .............................................................................       5,445,000        5,735,654
     Hospital and Nursing Home, Mortgage Revenue, Refunding, Series A, FHA Insured, 6.20%, 2/15/23        5,050,000        5,215,994
     Hospital and Nursing Home, Mortgage Revenue, Refunding, Series B, FHA Insured, 6.25%, 2/15/25        2,635,000        2,790,360
     Hospital and Nursing Home, Mortgage Revenue, Refunding, Series B, FHA Insured, 6.25%, 2/15/35        4,745,000        5,008,300
     Hospital and Nursing Home, Mortgage Revenue, Refunding, Series C, FHA Insured,
       6.375%, 8/15/29 ............................................................................      86,865,000       90,971,109
     Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.125%, 2/15/15 ..........       6,415,000        6,926,532
     Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.30%, 8/15/23 ...........       9,000,000        9,288,000
     Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.25%, 2/15/27 ...........      12,235,000       12,765,020
     Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.20%, 2/15/28 ...........      26,910,000       28,930,672
     Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.375%, 8/15/33 ..........       7,940,000        8,191,539
     Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.50%, 2/15/34 ...........      10,370,000       10,932,365
     Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured, 6.20%, 8/15/23 ...........      21,540,000       22,788,243
     Hospital and Nursing Home, Mortgage Revenue, Series C, FHA Insured, 9.00%, 2/15/26 ...........       1,795,000        1,803,975

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   New York State Medical Care Facilities Finance Agency Revenue, (cont.)
     Hospital and Nursing Home, Mortgage Revenue, Series D, FHA Insured, Pre-Refunded,
       6.45%, 2/15/32 .............................................................................   $  55,500,000   $   59,310,630
     Hospital and Nursing, Series B, FHA Insured, 6.95%, 2/15/32 ..................................      19,915,000       20,420,642
     Hospital and Nursing, Series B, Pre-Refunded, 6.95%, 2/15/32 .................................       4,085,000        4,206,896
     Hospital and Nursing, Series C, FHA Insured, 6.65%, 8/15/32 ..................................      14,310,000       14,840,472
     Hospital and Nursing, Series C, FHA Insured, Pre-Refunded, 6.65%, 8/15/32 ....................         690,000          726,598
     The Hospital for Special Surgery Revenue, Series A, Pre-Refunded, 6.375%, 8/15/24 ............       6,025,000        6,730,347
     The Hospital for Special Surgery Revenue, Series A, Pre-Refunded, 6.45%, 8/15/34 .............      36,650,000       41,011,717
     Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.80%, 8/15/24 .....................       3,200,000        3,646,912
     Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 .....................       5,125,000        5,794,120
     Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.90%, 8/15/34 .....................      31,210,000       35,663,667
     Huntington Hospital Mortgage, Project A, Refunding, 6.50%, 11/01/14 ..........................       5,500,000        5,780,830
     Medina Memorial Hospital Project, Series A, 7.30%, 5/01/11 ...................................       2,350,000        2,403,345
     Mental Health Services Facilities, Series A, 8.875%, 8/15/07 .................................         470,000          472,209
     Mortgage Revenue Project, Series A, FHA Insured, 6.50%, 2/15/35 ..............................       3,800,000        4,061,212
     Mortgage Revenue Project, Series B, 6.60%, 8/15/34 ...........................................      23,775,000       25,323,228
     Mortgage Revenue Project, Series B, FHA Insured, 6.15%, 2/15/35 ..............................       2,200,000        2,305,886
     Mortgage Revenue Project, Series C, FHA Insured, 6.375%, 8/15/29 .............................      10,200,000       10,804,452
     Mortgage Revenue Project, Series D, FHA Insured, 6.20%, 2/15/35 ..............................       6,250,000        6,608,125
     Mortgage Revenue Project, Series E, FHA Insured, 6.375%, 2/15/35 .............................      13,200,000       14,056,416
     Mortgage Revenue Project, Series F, FHA Insured, Pre-Refunded, 6.30%, 8/15/25 ................      16,400,000       18,696,492
     Mortgage Revenue Project, Series F, FHA Insured, Pre-Refunded, 6.375%, 8/15/34 ...............      21,050,000       24,052,572
     Second Mortgage, Health Care Project Revenue, Series B, 6.35%, 11/01/14 ......................       1,410,000        1,450,312
     Secured Hospital Revenue, Series A, 6.25%, 2/15/24 ...........................................      16,770,000       17,290,709
     Security Mortgage Program Revenue, Adult Day Care, 6.375%, 11/15/20 ..........................      18,930,000       20,246,582
     Series A, FHA Insured, 7.45%, 8/15/31 ........................................................      16,060,000       16,481,254
     Series A, FHA Insured, Pre-Refunded, 7.45%, 8/15/31 ..........................................         370,000          377,400
     Series D, FHA Insured, Pre-Refunded, 6.60%, 2/15/31 ..........................................      13,375,000       14,316,734
   New York State Mortgage Agency Revenue,
     Homeowners Mortgage, Series 37-A, 6.375%, 10/01/14 ...........................................       6,225,000        6,524,049
     Homeowners Mortgage, Series 37-A, 6.45%, 10/01/17 ............................................       9,000,000        9,400,590
     Homeowners Mortgage, Series 41, 6.50%, 10/01/17 ..............................................       2,080,000        2,172,498
     Homeowners Mortgage, Series 43, MBIA Insured, 6.45%, 10/01/17 ................................       3,800,000        3,996,422
     Homeowners Mortgage, Series 47, 6.375%, 10/01/17 .............................................      26,780,000       28,066,779
     Homeowners Mortgage, Series 51, 6.40%, 10/01/17 ..............................................       9,945,000       10,459,157
     Homeowners Mortgage, Series 57, 6.25%, 10/01/15 ..............................................      10,000,000       10,588,500
     Homeowners Mortgage, Series 57, 6.30%, 10/01/17 ..............................................       7,330,000        7,727,799
     Homeowners Mortgage, Series 57, 6.375%, 10/01/27 .............................................       8,590,000        8,994,589
     Homeowners Mortgage, Series 61, 5.90%, 4/01/27 ...............................................       4,040,000        4,178,814
     Series 29-B, 6.45%, 4/01/15 ..................................................................      17,250,000       17,863,410
   New York State Municipal Bond Bank Agency Program Revenue, Buffalo, Series A, AMBAC Insured,
     5.25%, 5/15/31 ...............................................................................       4,145,000        4,172,481
   New York State Power Authority Revenue, Series A, 5.25%,
     11/15/30 .....................................................................................       2,000,000        2,009,860
     11/15/40 .....................................................................................       9,000,000        9,006,030
   New York State Tollway Authority General Revenue,
     Refunding, Series E, FGIC Insured, 5.00%, 1/01/25 ............................................      11,500,000       11,313,930
     Series D, 5.25%, 1/01/21 .....................................................................      41,675,000       41,966,725
     Series D, 5.375%, 1/01/27 ....................................................................      10,975,000       11,093,420

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   New York State Tollway Authority Highway and Bridge Trust Fund Revenue,
     Series A, FGIC Insured, 5.00%, 4/01/17 .......................................................   $   9,000,000   $    9,052,650
     Series A, FGIC Insured, 5.00%, 4/01/20 .......................................................       2,500,000        2,479,100
     Series A, FGIC Insured, 5.00%, 4/01/21 .......................................................       2,500,000        2,472,350
     Series B, MBIA Insured, 4.75%, 4/01/18 .......................................................      12,465,000       12,092,172
     Series B, MBIA Insured, 4.875%, 4/01/19 ......................................................      10,290,000       10,059,813
     Series B, MBIA Insured, 4.90%, 4/01/20 .......................................................      10,000,000        9,751,400
     Series B-1, FGIC Insured, 5.75%, 4/01/15 .....................................................       2,000,000        2,187,060
     Series B-1, FGIC Insured, 5.75%, 4/01/16 .....................................................       2,000,000        2,174,000
   New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
     5.75%, 4/01/19 ...............................................................................      30,000,000       31,515,600
     AMBAC Insured, 5.375%, 4/01/19 ...............................................................      10,555,000       10,854,234
     Pre-Refunded, 6.25%, 4/01/14 .................................................................      23,970,000       27,012,033
   New York State Urban Development Corp. Revenue,
     Cornell Center Project, 6.00%, 1/01/14 .......................................................       4,500,000        4,729,455
     Correctional Capital Facilities, Series 5, Pre-Refunded, 6.25%, 1/01/20 ......................      46,350,000       51,875,847
     Correctional Capital Facilities, Series 7, 5.70%, 1/01/16 ....................................       3,000,000        3,160,170
     Correctional Capital Facilities, Series 7, 5.70%, 1/01/27 ....................................      10,000,000       10,316,200
     Correctional Facilities Service Contract, Series A, 5.00%, 1/01/28 ...........................      14,000,000       13,467,020
     Correctional Facilities Service Contract, Series A, MBIA Insured, 5.00%, 1/01/18 .............      12,000,000       12,023,280
     Correctional Facilities Service Contract, Series B, 5.00%, 1/01/25 ...........................      21,055,000       20,354,921
     Correctional Facilities Service Contract, Series C, AMBAC Insured, 6.00%, 1/01/29 ............      34,135,000       36,809,477
     Correctional Facilities Service Contract, Series D, FSA Insured, 5.25%, 1/01/30 ..............      10,000,000       10,064,100
     Onondaga County Convention Project, Refunding, 6.25%, 1/01/20 ................................      28,325,000       30,932,600
     Youth Facilities, 6.00%, 4/01/15 .............................................................       8,500,000        9,227,940
   Niagara Falls City School District COP, High School Facilities, 5.375%, 6/15/28 ................       5,000,000        4,940,700
   Oneida Health Care Corp. Mortgage Revenue, Oneida Health Care, Series A, FHA Insured,
     7.20%, 8/01/31 ...............................................................................       2,155,000        2,204,996
   Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue,
     6.40%, 4/01/02 ...............................................................................       1,930,000        1,958,004
     6.50%, 4/01/03 ...............................................................................       2,075,000        2,187,776
     6.75%, 4/01/14 ...............................................................................         655,000          677,342
     Pre-Refunded, 6.75%, 4/01/14 .................................................................      20,100,000       21,647,499
     Refunding, 6.65%, 4/01/05 ....................................................................       1,115,000        1,199,394
   Otsego County IDA, Civic Facility Revenue, Hartwick College Project, Series A, 5.50%, 7/01/19 ..       3,400,000        3,396,056
   Port Authority of New York and New Jersey Revenue, Delta Air Lines Special Project,
     Series 1, 6.95%, 6/01/08 .....................................................................      17,000,000       16,745,510
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series A, 5.00%, 7/01/38 .....................................................................      12,000,000       11,439,120
     Series Y, 5.00%, 7/01/36 .....................................................................       4,000,000        3,872,080
     Series Y, 5.50%, 7/01/36 .....................................................................      10,000,000       10,303,400
   Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
     Refunding, 7.875%, 10/01/04 ..................................................................       4,790,000        4,821,183
   Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/16 .........................       5,575,000        5,907,382
   Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
     Authority Revenue, Special Facilities, American Airlines Project, Series A, 6.45%, 12/01/25 ..      21,015,000       18,386,864
   Puerto Rico Municipal Finance Agency Revenue, Series A, Pre-Refunded, 6.50%, 7/01/19 ...........      11,000,000       12,226,500
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A, MBIA Insured,
     5.00%, 8/01/31 ...............................................................................       4,000,000        3,969,160

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Rensselaer Municipal Leasing Corp. Leasehold Mortgage Revenue, Rensselaer County Nursing Home,
     Series A, 6.90%, 6/01/24 .....................................................................   $  10,000,000   $   10,451,000
     Series B, 6.90%, 6/01/24 .....................................................................       3,345,000        3,495,860
   St. Lawrence County IDA, Civic Facility Revenue, Clarkson University Project, Series A,
     5.50%, 7/01/29 ...............................................................................       6,000,000        5,974,380
   Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan Complex,
     AMBAC Insured, 5.00%, 4/15/16 ................................................................       2,720,000        2,760,038
   Sunnybrook Elderly Housing Corp. Mortgage Revenue, Sunnybrook Apartments Project,
     11.25%, 12/01/14 .............................................................................       1,185,000        1,215,727
   Syracuse IDA, Civic Facility Revenue, Crouse Health Hospital Inc., Project A,
     5.25%, 1/01/16 ...............................................................................       4,000,000        2,000,000
     5.375%, 1/01/23 ..............................................................................       4,760,000        2,380,000
   Tompkins County IDAR, Civic Facility, Cornell University, 5.75%, 7/01/30 .......................       7,510,000        7,969,237
   Triborough Bridge and Tunnel Authority Revenue, General Purpose,
     MBIA Insured, 5.20%, 1/01/27 .................................................................       4,110,000        4,143,702
     Series A, 5.00%, 1/01/27 .....................................................................      25,000,000       24,317,000
     Series A, 5.00%, 1/01/32 .....................................................................      42,500,000       41,548,000
     Series B, 5.20%, 1/01/27 .....................................................................      15,000,000       15,016,950
     Series B, 5.50%, 1/01/30 .....................................................................      32,185,000       33,048,202
   TSASC Inc. New York Revenue, Tobacco Flexible Amortization Bonds, Series 1, 6.25%,
     7/15/27 ......................................................................................      35,000,000       37,772,000
     7/15/34 ......................................................................................      40,000,000       42,740,000
   Ulster County Resource Recovery Agency Solid Waste System Revenue, 6.00%, 3/01/14 ..............       8,620,000        8,840,413
   Utica IDA, Civic Facility Revenue,
     Munson Williams Proctor Institute, 5.40%, 7/15/30 ............................................       1,000,000        1,021,820
     Munson Williams Proctor Institute, Series A, 5.50%, 7/15/29 ..................................       9,915,000       10,174,872
   Virgin Islands PFA, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 .....................................................................................       2,500,000        2,591,700
     10/01/18 .....................................................................................       2,500,000        2,545,250
   Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
     Series A, 7.90%, 12/15/07 ....................................................................      29,880,000       30,037,468
   Yonkers GO, Series A, 9.20%,
     2/01/03 ......................................................................................       1,090,000        1,166,246
     2/01/04 ......................................................................................       1,095,000        1,224,867
     2/01/05 ......................................................................................       1,095,000        1,270,580
                                                                                                                       -------------
   TOTAL BONDS (COST $4,478,551,522) ..............................................................                    4,700,963,080
                                                                                                                       -------------
   ZERO COUPON/STEP-UP BONDS 2.5%
   MTA Service Contract Revenue,
     Commuter Facilities, Refunding, Series 7, 7/01/10 ............................................       7,500,000        5,070,150
     Commuter Facilities, Refunding, Series 7, 7/01/11 ............................................       7,590,000        4,842,648
     Commuter Facilities, Refunding, Series 7, 7/01/13 ............................................       2,065,000        1,167,386
     Transit Facilities, Refunding, Series 7, 7/01/09 .............................................      13,125,000        9,377,288
     Transit Facilities, Refunding, Series 7, 7/01/10 .............................................       9,000,000        6,084,180
     Transit Facilities, Refunding, Series 7, 7/01/12 .............................................      15,380,000        9,228,615
     Transit Facilities, Refunding, Series 7, 7/01/13 .............................................       7,935,000        4,485,814
   New York City GO,
     Citysavers, Series B, 8/01/09 ................................................................       8,875,000        6,246,846
     Citysavers, Series B, 6/01/12 ................................................................       1,030,000          618,000
     Citysavers, Series B, 12/01/12 ...............................................................       1,030,000          603,127

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
                                                                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   New York City GO, (Cont.)
     Citysavers, Series B, 6/01/13 ................................................................   $   1,030,000   $      582,063
     Citysavers, Series B, 12/01/13 ...............................................................       1,030,000          567,777
     Citysavers, Series B, 6/01/14 ................................................................       1,030,000          549,145
     Citysavers, Series B, 12/01/14 ...............................................................       1,030,000          535,497
     Citysavers, Series B, 6/01/15 ................................................................       1,030,000          518,749
     Citysavers, Series B, 12/01/15 ...............................................................       1,030,000          505,730
     Citysavers, Series B, 6/01/16 ................................................................       1,030,000          488,189
     Citysavers, Series B, 12/01/16 ...............................................................       1,030,000          475,767
     Citysavers, Series B, 6/01/17 ................................................................       1,030,000          458,793
     Citysavers, Series B, 12/01/17 ...............................................................       1,030,000          446,969
     Citysavers, Series B, 6/01/18 ................................................................       1,030,000          429,891
     Citysavers, Series B, 12/01/18 ...............................................................       1,005,000          408,492
     Citysavers, Series B, 6/01/19 ................................................................       1,030,000          404,254
     Citysavers, Series B, 12/01/19 ...............................................................       1,030,000          393,584
     Citysavers, Series B, 6/1/20 .................................................................      10,000,000        3,680,400
     M-Raes, Series 36, zero cpn. to 10/01/02, 8.00% thereafter, 10/01/14, Pre-Refunded, ..........      17,400,000       16,940,640
     Series A-2, 8/01/10 ..........................................................................       2,690,000        1,800,901
   Orangetown Housing Authority Facilities Revenue, Senior Housing Center Project, Refunding,
     MBIA Insured, 4/01/30 ........................................................................      21,170,000        4,629,456
   Triborough Bridge and Tunnel Authority Revenue, Convention Center Project, Series E, 1/01/12 ...      21,625,000       13,293,104
   Westchester Tobacco Asset Securitization Corp. Revenue, Capital Appreciation,
     zero cpn. to 7/15/02, 6.75% thereafter, 7/15/29 ..............................................      15,000,000       15,416,550
     zero cpn. to 7/15/09, 6.95% thereafter, 7/15/39 ..............................................      18,000,000       12,210,480
                                                                                                                       -------------
   TOTAL ZERO COUPON/STEP-UP BONDS (COST $71,465,995) .............................................                      122,460,485
                                                                                                                       -------------
   TOTAL LONG TERM INVESTMENTS (COST $4,550,017,517) ..............................................                    4,823,423,565
                                                                                                                       -------------
(a)SHORT TERM INVESTMENTS .8%
   Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
     1.50%, 5/01/33 ...............................................................................      27,900,000       27,900,000
   New York City GO,
     Refunding, Series H, FSA Insured, Daily VRDN and Put, 1.50%, 8/01/19 .........................       3,300,000        3,300,000
     Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put, 1.50%, 8/01/14 .........       1,000,000        1,000,000
     Series H, Sub Series H-3, Daily VRDN and Put, 1.50%, 8/01/22 .................................       3,000,000        3,000,000
     Sub Series A-7, Daily VRDN and Put, 1.55%, 8/01/20 ...........................................       5,500,000        5,500,000
     Unlimited, Series B, Sub Series B-4, Daily VRDN and Put, 1.45%, 8/15/23 ......................         900,000          900,000
                                                                                                                       -------------
   TOTAL SHORT TERM INVESTMENTS (COST $41,600,000) ................................................                       41,600,000
   TOTAL INVESTMENTS (COST $4,591,617,517) 99.2% ..................................................                    4,865,023,565
   OTHER ASSETS, LESS LIABILITIES .8% .............................................................                       37,457,812
                                                                                                                       -------------
   NET ASSETS 100.0% ..............................................................................                   $4,902,481,377
                                                                                                                       =============


See glossary of terms on page 36.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.                     35

FRANKLIN NEW YORK TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC - American Municipal Bond Assurance Corp.
COP   - Certificate of Participation
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FSA   - Financial Security Assistance
GO    - General Obligation
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority/Agency Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
MBIA  - Municipal Bond Investors Assurance Corp.
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transportation Authority
PCR   - Pollution Control Revenue
PFA   - Public Financing Authority
VRDN  - Variable Rate Demand Notes

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ..........................................................        $4,591,617,517
                                                                         ==============
  Value .........................................................         4,865,023,565
 Cash ...........................................................                74,479
 Receivables:
  Capital shares sold ...........................................             7,044,788
  Interest ......................................................            80,657,490
                                                                         --------------
      Total assets ..............................................         4,952,800,322
                                                                         --------------
Liabilities:
 Payables:
  Investment securities purchased ...............................            39,107,533
  Capital shares redeemed .......................................             5,217,116
  Affiliates ....................................................             2,464,305
  Shareholders ..................................................             3,333,477
 Other liabilities ..............................................               196,514
                                                                         --------------
      Total liabilities .........................................            50,318,945
                                                                         --------------
       Net assets, at value                                              $4,902,481,377
                                                                         ==============
Net assets consist of:
 Undistributed net investment income ............................        $    2,150,443
 Net unrealized appreciation ....................................           273,406,048
 Accumulated net realized loss ..................................           (40,320,554)
 Capital shares .................................................         4,667,245,440
                                                                         --------------
       Net assets, at value .....................................        $4,902,481,377
                                                                         ==============



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF ASSETS AND LIABILITIES  (CONT.)
NOVEMBER 30, 2001 (UNAUDITED)

CLASS A:
 Net assets, at value ................................................        $4,606,118,463
                                                                              ==============
 Shares outstanding ..................................................           394,287,158
                                                                              ==============
 Net asset value per share(a).........................................        $        11.68
                                                                              ==============
 Maximum offering price per share (net asset value per share / 95.75%)        $        12.20
                                                                              ==============
CLASS B:
 Net assets, at value ................................................        $  127,190,422
                                                                              ==============
 Shares outstanding ..................................................            10,906,176
                                                                              ==============
 Net asset value and maximum offering price per share(a)..............        $        11.66
                                                                              ==============
CLASS C:
 Net assets, at value ................................................        $  169,162,487
                                                                              ==============
 Shares outstanding ..................................................            14,485,634
                                                                              ==============
 Net asset value per share(a).........................................        $        11.68
                                                                              ==============
 Maximum offering price per share (net asset value per share / 99%) ..        $        11.80
                                                                              ==============
ADVISOR CLASS:
 Net assets, at value ................................................        $       10,005
                                                                              ==============
 Shares outstanding ..................................................                   856
                                                                              ==============
 Net asset value and maximum offering price per share ................        $        11.69
                                                                              ==============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)


Investment income:
 Interest ..........................................        $137,802,686
                                                            ------------
Expenses:
 Management fees (Note 3) ..........................          11,076,385
 Distribution fees (Note 3)
  Class A ..........................................           1,875,380
  Class B ..........................................             352,937
  Class C ..........................................             523,302
 Transfer agent fees (Note 3) ......................           1,136,767
 Custodian fees ....................................              22,860
 Reports to shareholders ...........................              68,806
 Registration and filing fees ......................              17,929
 Professional fees (Note 3) ........................              46,616
 Trustees' fees and expenses .......................              40,611
 Other .............................................              52,154
                                                            ------------
      Total expenses ...............................          15,213,747
                                                            ------------
       Net investment income .......................         122,588,939
                                                            ------------
Realized and unrealized gains:
 Net realized gain from investments ................           4,862,185
 Net unrealized appreciation on investments ........          18,954,740
                                                            ------------
Net realized and unrealized gain ...................          23,816,925
                                                            ------------
Net increase in net assets resulting from operations        $146,405,864
                                                            ============


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 2001


                                                                      SIX MONTHS                YEAR
                                                                         ENDED                  ENDED
                                                                  NOVEMBER 30, 2001         MAY 31, 2001
                                                                  -----------------         ------------
Increase in net assets:
 Operations:
  Net investment income ...................................        $  122,588,939         $  244,272,248
  Net realized gain from investments ......................             4,862,185              3,338,878
  Net unrealized appreciation on investments ..............            18,954,740            222,042,554
                                                                   -------------------------------------
      Net increase in net assets resulting from operations            146,405,864            469,653,680
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................          (118,489,346)          (237,802,879)
   Class B ................................................            (2,458,660)            (2,754,558)
   Class C ................................................            (3,693,544)            (6,345,945)
   Advisor Class ..........................................                   (44)                   --
                                                                   -------------------------------------
 Total distributions to shareholders ......................          (124,641,594)          (246,903,382)
 Capital share transactions: (Note 2)
   Class A ................................................           100,146,281             49,911,067
   Class B ................................................            39,200,041             44,401,255
   Class C ................................................            21,674,281             21,341,193
   Advisor Class ..........................................                10,000                     --
                                                                   -------------------------------------
 Total capital share transactions .........................           161,030,603            115,653,515
       Net increase in net assets .........................           182,794,873            338,403,813
Net assets:
 Beginning of period ......................................         4,718,429,443          4,380,025,630
                                                                   -------------------------------------
 End of period ............................................        $4,902,481,377         $4,718,429,443
                                                                   =====================================
Undistributed net investment income included in net assets:
 End of period ............................................        $    2,150,443         $    2,946,037
                                                                   =====================================


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to June 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of $1,308,802 in the recorded cost of investments and a corresponding decrease in net unrealized appreciation.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. AUDIT GUIDE (CONT.)

The effect of this change for the period ended November 30, 2001 was to increase net investment income by $1,547,865, decrease unrealized gains by $1,308,802, and decrease realized gains by $239,063. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Effective October 1, 2001, the fund began offering a new class of shares, Advisor class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At November 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:


                                                                  SIX MONTHS ENDED                          YEAR ENDED
                                                                 NOVEMBER 30, 2001                         MAY 31, 2001
                                                                 -----------------                         ------------
                                                             SHARES            AMOUNT               SHARES             AMOUNT
                                                             ------            ------               ------             ------
CLASS A SHARES:
 Shares sold ..................................           18,875,545       $ 221,309,916         31,831,913        $ 366,317,687
 Shares issued in reinvestment of distributions            4,790,017          55,997,194          9,738,080          111,091,499
 Shares redeemed ..............................          (15,118,013)       (177,160,829)       (37,332,686)        (427,498,119)
                                                         -----------------------------------------------------------------------
 Net increase .................................           8,547,549        $ 100,146,281          4,237,307        $  49,911,067
                                                         =======================================================================
CLASS B SHARES:
 Shares sold ..................................            3,538,904       $  41,421,569          4,133,633        $  47,577,026
 Shares issued in reinvestment of distributions              128,295           1,498,306            146,025            1,668,504
 Shares redeemed ..............................             (317,225)         (3,719,834)          (424,171)          (4,844,275)
                                                         -----------------------------------------------------------------------
 Net increase .................................            3,349,974       $  39,200,041          3,855,487        $  44,401,255
                                                         =======================================================================
CLASS C SHARES:
 Shares sold ..................................            2,728,102       $  31,953,588          3,065,385        $  35,322,140
 Shares issued in reinvestment of distributions              192,682           2,253,290            329,183            3,757,384
 Shares redeemed ..............................           (1,069,635)        (12,532,597)        (1,548,607)         (17,738,331)
                                                         -----------------------------------------------------------------------
 Net increase .................................            1,851,149       $  21,674,281          1,845,961        $  21,341,193
                                                         =======================================================================
ADVISOR CLASS SHARES:(a)
 Shares sold ..................................                  856       $      10,000
                                                         -------------------------------
 Net increase .................................                  856       $      10,000
                                                         ===============================


(a)      For the period October 1, 2001 (effective date) to November 30, 2001.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:


     ANNUALIZED
      FEE RATE    MONTH-END NET ASSETS
     ---------------------------------------------------------------
        .625%     First $100 million
        .500%     Over $100 million up to and including $250 million
        .450%     Over $250 million up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65%, and .65% per year of its average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $1,577,536 and $139,475, respectively.

The Fund paid shareholder servicing fees of $1,136,767 of which $705,907 was paid to Investor Services.

Included in professional fees are legal fees of $9,850 that were paid to a law firm in which a partner is an officer of the Fund.


4. INCOME TAXES

At May 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2008 .................................     $29,572,038
         2009 .................................     $14,143,945
                                                    -----------
                                                    $43,715,983
                                                    ===========


At May 31, 2001, the Fund has deferred capital losses of $265,195 occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending May 31, 2002.

FRANKLIN NEW YORK TAX-FREE INCOME FUND
Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (CONT.)

At November 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $4,591,507,713 was as follows:

        Unrealized appreciation ..........       $288,409,894
        Unrealized depreciation ..........        (14,894,042)
                                                  -----------
        Net unrealized appreciation ......       $273,515,852
                                                  ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 2001 aggregated $421,087,586 and $264,255,325, respectively.


44